IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

EPIPHANY FUNDS

Supplement dated January 8, 2008 to the

Class N Series Prospectus dated January 5, 2007

Class A and Class C Series Prospectus dated June 26, 2007

On December 27, 2007, the Board of Trustees of Epiphany Funds approved a name change and a change in investment policy and strategy for the Epiphany Core Equity Fund ("Fund") to be effective March 1, 2008. You have received this notice because you are a shareholder of the Fund and the Fund has agreed to provide you written notice in advance of any such change or you are a prospective shareholder and you have received a copy of this notice with your prospectus.

The investment objective of the Fund will not change. However, after March 1, 2008, the Adviser intends to manage the Fund with the intent to track the newly created Trinity Fiduciary Partners Faith and Family Values 100 Index.

Also effective March 1, 2008, the name of the Fund will be changed to the Epiphany Faith and Family Values 100 Index Fund.